UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                            Filed by a Party other than the Registrant  ☒

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

DELEK US HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

CVR ENERGY, INC.

IEP ENERGY HOLDING LLC

AMERICAN ENTERTAINMENT PROPERTIES CORP.

ICAHN ENTERPRISES HOLDINGS L.P.

ICAHN ENTERPRISES G.P. INC.

BECKTON CORP.

CARL C. ICAHN

RANDALL D. BALHORN

GEORGE J. DAMIRIS

ROBERT EDWARD KENT, JR.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED MARCH 9, 2021

CVR ENERGY, INC.

                , 2021

Dear Fellow Stockholders:

We are furnishing the attached proxy statement to holders of the shares of common stock, par value $0.01 per share (the “Shares”), of Delek US Holdings, Inc., a Delaware corporation (“Delek” or the “Company”), in connection with our solicitation of proxies for use at the 2021 Annual Meeting of Stockholders of the Company scheduled to be held virtually on a date, and at a time, to be determined by the Company, and at any and all adjournments, continuations or postponements thereof (the “Annual Meeting”).

This solicitation is being conducted by CVR Energy, Inc. (“CVR”), IEP Energy Holding LLC (“Energy Holding”), American Entertainment Properties Corp. (“AEP”), Icahn Enterprises Holdings L.P. (“Icahn Enterprises Holdings”), Icahn Enterprises G.P. Inc. (“Icahn Enterprises GP”), Beckton Corp. (“Beckton”), and Carl C. Icahn (“Mr. Icahn”, together with Energy Holding, AEP, Icahn Enterprises Holdings, Icahn Enterprises GP and Beckton, the “Icahn Participants” and CVR and the Icahn Participants are collectively referred to as “we”), as well as Randall D. Balhorn, George J. Damiris and Robert Edward Kent, Jr. (collectively, the “CVR Nominees” and, together with CVR and the Icahn Participants, the “Participants”). CVR and the Icahn Participants beneficially own in the aggregate 10,911,880 Shares (including Shares underlying a forward contract), which represent approximately 14.8% of the outstanding Shares (based upon 73,781,666 Shares stated to be outstanding at February 19, 2021, by the Company in the Company’s Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2021). In addition, Mr. Kent, one of the CVR Nominees, beneficially owns 312.784 Shares.

As more fully discussed in this Proxy Statement, we are soliciting proxies to be used at the Annual Meeting for the election of each of the CVR Nominees as directors of Delek.

THIS SOLICITATION IS BEING MADE BY CVR AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF DELEK.

We urge you to elect the CVR Nominees to the Board of Directors (the “Board”) of Delek because, as further discussed in this Proxy Statement, we believe that the election of new members to the Board would be beneficial to the Company and all of its stockholders.

According to publicly available information, the current Board consists of eight (8) directors whose terms will expire at the Annual Meeting. The Company’s Second Amended and Restated Bylaws (the “Bylaws”) provide that members of the Board are to be elected at each annual meeting of stockholders. Under the proxy rules, we may solicit proxies in support of the CVR Nominees and also seek authority to vote for all of the Delek nominees other than those Delek nominees that we specify – William J. Finnerty, David Wiessman and Shlomo Zohar. This would enable a stockholder who desires to vote for up to a full complement of eight (8) director nominees to use the GOLD proxy card to vote for the CVR Nominees as well as the Delek nominees for whom we are seeking authority to vote other than those nominees as to which the stockholder specifically withholds our authority to vote for.

We have determined to nominate Randall D. Balhorn, George J. Damiris and Robert Edward Kent, Jr., and are seeking authority to vote for up to all of the Delek nominees, other than William J. Finnerty, David Wiessman and Shlomo Zohar. As a result, should a stockholder so authorize us, on the GOLD proxy card, we would cast votes for the CVR Nominees (Randall D. Balhorn, George J. Damiris and Robert Edward Kent) and five (5) Delek nominees. Stockholders have the ability to withhold voting authority for any or all of the Delek nominees by following the instructions listed on the GOLD proxy card (other than William J. Finnerty, David Wiessman and Shlomo Zohar, which are the three Delek nominees that we proposed to replace with the CVR nominees).

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Stockholders of Record: If your Shares are held in your own name, please authorize a proxy to vote by signing and returning the enclosed GOLD proxy card in the postage-paid envelope provided or by instructing us by telephone or via the Internet as to how you would like your Shares voted (instructions are on your GOLD proxy card).

Street Name Holders: If your Shares are held in the name of a bank, brokerage firm, dealer, trust company or other custodian, only that firm can vote such Shares and, with respect to the election of directors, only upon receipt of your specific instruction. Accordingly, we urge you to contact the person responsible for your account and instruct that person to execute the GOLD proxy card on your behalf. Please follow any voting instructions provided by your bank, brokerage firm, dealer, trust company or other custodian.

If you have already voted using the Company’s WHITE proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card to vote to elect the CVR Nominees. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section. Holders of Shares as of the Record Date are urged to submit a GOLD proxy card even if your Shares were sold after the Record Date.

If you have any questions or require any assistance with your vote, please contact Harkins Kovler, LLC, which is assisting us, at their address, phone numbers or email address listed below. This Proxy Statement is first being sent or given to stockholders on or about                , 2021.

Thank you for your support,

CVR Energy, Inc.

If you have any questions, require assistance in voting your GOLD proxy card or voting via the Internet or telephone, or need additional copies of the Participants’ proxy materials, please contact Harkins Kovler, LLC at the phone numbers listed below or by email.

Harkins Kovler, LLC

3 Columbus Circle, 15th Floor

New York, NY 10019

Banks and Brokerage Firms Please Call Collect: (212) 468-5380

All Others Call Toll Free: (800) 326-5997
Email: DK@harkinskovler.com

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION, DATED MARCH 9, 2021

2021 ANNUAL MEETING OF STOCKHOLDERS

OF

DELEK US HOLDINGS, INC.

7102 Commerce Way

Brentwood, Tennessee 37027

PROXY STATEMENT

OF

CVR ENERGY, INC.

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD PROXY CARD TODAY

CVR Energy, Inc. (“CVR”), IEP Energy Holding LLC (“Energy Holding”), American Entertainment Properties Corp. (“AEP”), Icahn Enterprises Holdings L.P. (“Icahn Enterprises Holdings”), Icahn Enterprises G.P. Inc. (“Icahn Enterprises GP”), Beckton Corp. (“Beckton”), and Carl C. Icahn (“Mr. Icahn”, together with Energy Holding, AEP, Icahn Enterprises Holdings, Icahn Enterprises GP and Beckton, the “Icahn Participants” and CVR and the Icahn Participants are collectively referred to as “we”), are significant stockholders of Delek US Holdings, Inc., a Delaware corporation (“Delek” or the “Company”).

We are writing to you in connection with our solicitation of proxies for use at the 2021 Annual Meeting of Stockholders of the Company scheduled to be held virtually on a date, and at a time, to be determined by the Company, and at any and all adjournments, continuations or postponements thereof (the “Annual Meeting”).

As more fully discussed in this Proxy Statement, the terms of the Company’s current directors will expire at the Annual Meeting. Under the proxy rules, we may solicit proxies in support of the CVR Nominees and also seek authority to vote for all of the Delek nominees other than those Delek nominees that we specify – William J. Finnerty, David Wiessman and Shlomo Zohar. This would enable a stockholder who desires to vote for up to a full complement of eight (8) director nominees to use the GOLD proxy card to vote for the CVR Nominees as well as the Delek nominees for whom we are seeking authority to vote other than those nominees as to which the stockholder specifically withholds our authority to vote for.

We have determined to nominate Randall D. Balhorn, George J. Damiris and Robert Edward Kent, Jr., and are seeking authority to vote for up to all of the Delek nominees, other than William J. Finnerty, David Wiessman and Shlomo Zohar. As a result, should a stockholder so authorize us, on the GOLD proxy card, we would cast votes for the CVR Nominees (Randall D. Balhorn, George J. Damiris and Robert Edward Kent) and five (5) Delek nominees.

THIS PROXY SOLICITATION IS BEING MADE BY THE PARTICIPANTS AND NOT ON BEHALF OF THE BOARD.

Delek has set the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting as                , 2021 (the “Record Date”). Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting, so long as the shares of common stock, par value $0.01 per share (the “Shares”), remain outstanding on the date of the Annual Meeting. At the close of business on the Record Date, there were                Shares of Delek outstanding and entitled to vote at the Annual Meeting according to the Company’s proxy statement filed with the Securities and Exchange Commission (the “SEC”) on                , 2021. The Shares are the only class of stock entitled to vote at the Annual Meeting. As of the close of business on                , 2021, CVR and the Icahn Participants beneficially own in the aggregate 10,911,880 (includes Shares underlying a forward contract) Shares, which represents approximately 14.8% of the outstanding Shares

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of the Company as further described on Annex I. In addition, Mr. Kent, one of the CVR Nominees, beneficially owns 312.784 Shares. We intend to vote our Shares in favor of the election of the CVR Nominees to the Board and all of the Delek nominees other than William J. Finnerty, David Wiessman and Shlomo Zohar.

We urge you to sign, date and return the GOLD proxy card to elect the CVR Nominees to the Board.

This Proxy Statement and GOLD proxy card are first being mailed or given to the Company’s stockholders on or about on                , 2021.

If you have already voted using the Company’s WHITE proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card to vote to elect the CVR Nominees. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions under “Can I change my vote or revoke my proxy?” in the Questions and Answers section. Holders of Shares as of the Record Date are urged to submit a GOLD proxy card even if your Shares were sold after the Record Date.

For instructions on how to vote and other information about the proxy materials, see the Questions and Answers section starting on page 15.

WE URGE YOU TO PROMPTLY SIGN, DATE AND RETURN YOUR GOLD PROXY CARD.

If you have any questions or require any assistance with voting your Shares, please contact our proxy solicitor, Harkins Kovler, LLC: Banks and Brokerage Firms Please Call Collect: (212) 468-5380; All Others Call Toll Free: (800) 326-5997; Email: DK@harkinskovler.com.

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IMPORTANT

Your vote is important, no matter how few Shares you own. The Participants urge you to sign, date, and return the enclosed GOLD proxy card today to elect the CVR Nominees.

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If your Shares are registered in your own name, please sign and date the enclosed GOLD proxy card and return it to CVR Energy, Inc., c/o Harkins Kovler, LLC, 3 Columbus Circle, 15th Floor, New York, NY 10019, in the enclosed postage-paid envelope today.

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If your Shares are held by a bank, brokerage firm, dealer, trust company or other custodian, you are considered the beneficial owner of the Shares, and these proxy materials, together with a GOLD voting instruction form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your bank, broker, trustee or other custodian cannot vote your Shares on your behalf without your instructions.

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Depending upon your bank, broker, trustee or other representative, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting instruction form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form using the enclosed postage-paid return envelope.

WE URGE YOU NOT TO RETURN ANY PROXY CARD PROVIDED BY DELEK. YOU DO NOT NEED TO (AND SHOULD NOT) VOTE “WITHHOLD” ON DELEK’S PROXY CARD TO VOTE FOR OUR DIRECTOR CANDIDATES. YOU SHOULD NOT VOTE FOR ANY OF DELEK’S DIRECTOR NOMINEES OR ANY OTHER MATTER ON DELEK’S PROXY CARD. IF YOU VOTE AND RETURN BOTH OUR GOLD PROXY CARD AND DELEK’S WHITE PROXY CARD, ONLY THE LATEST DATED PROXY CARD WILL BE COUNTED.

If you have any questions, require assistance in voting your GOLD proxy card or voting via the Internet or telephone, or need additional copies of the Participants’ proxy materials, please contact Harkins Kovler, LLC at the phone numbers or email address listed below.

Harkins Kovler, LLC

3 Columbus Circle, 15th Floor

New York, NY 10019

Banks and Brokerage Firms Please Call Collect: (212) 468-5380

All Others Call Toll Free: (800) 326-5997
Email: DK@harkinskovler.com

BACKGROUND OF THE SOLICITATION

The following is a chronology of the material events leading up to this proxy solicitation:

Between February 5, 2020 and March 19, 2020, CVR purchased an aggregate of 10,539,880 Shares in open market purchases for an aggregate purchase price of approximately $138.7 million. On March 19, 2020, CVR entered into a forward contract with respect to 372,000 Shares at a forward price of $9.00 per share, for an aggregate forward price of approximately $3.3 million, plus a financing charge. The forward price is subject to adjustment to account for any dividends or other distributions declared by Delek. CVR paid the counterparty to the forward contract an aggregate amount of approximately $885 thousand upon entering into the contract. As a result of these transactions, CVR and the Icahn Participants may be deemed to beneficially own, in the aggregate, 10,911,880 Shares (including the Shares underlying the forward contract) as more fully described on Annex I hereto.

On March 19, 2020, CVR and the Icahn Participants filed a Schedule 13D with the SEC (the “Initial Schedule 13D” and, as amended from time to time, the “Schedule 13D”) disclosing that they beneficially owned, in the aggregate, 10,911,880 Shares (including the Shares underlying the forward contract), representing approximately 14.86% of Delek’s outstanding Shares (based upon the 73,414,200 Shares stated to be outstanding as of February 21, 2020 by Delek in its Form 10-K filed by Delek with the SEC on February 28, 2020). In the Initial Schedule 13D, CVR and the Icahn Participants disclosed that they believed that the Shares were undervalued and that Delek could present an excellent synergistic acquisition opportunity for CVR’s petroleum segment. CVR and the Icahn Participants also disclosed their intention to seek to have discussions with Delek regarding potential transactions involving Delek and CVR.

On March 20, 2020, the Board of Delek adopted a Rights Agreement, which is sometimes referred to using the more common name for such instruments as a “poison pill.”

On January 14, 2021, CVR’s President and Chief Executive Officer contacted Mr. Yemin, the Chairman of the Board, regarding a letter to him that CVR intended to publish, and thereafter both sent such letter and filed it as an exhibit to the Schedule 13D. This letter indicated that CVR believes that Delek desperately needs new strategic direction and that CVR would like to work collaboratively with Delek to replace three of Delek’s nominees at the Annual Meeting with three highly qualified and independent nominees proposed by CVR. In addition, in this letter, CVR noted that it had no interest in acquiring Delek due to dramatic changes in the industry since the time that CVR initially acquired its position in Delek during the first quarter of 2020. CVR further indicated that it believed it would achieve significantly greater results for its stockholders by devoting capital to internal higher return projects rather than pursuing an acquisition of Delek but that CVR continued to believe that Delek’s stock is undervalued and that Delek would benefit from Board enhancement.

On January 20, 2021, the members of the Board of Delek, acting on the recommendations of the Nominating and Corporate Governance Committee of the Board, voted to elect, effective as of January 20, 2021, Laurie Z. Tolson to the Board.

On February 2, 2021, CVR, in its capacity as a record holder of Shares, sent Delek a formal notice of its intent to nominate each of Randall D. Balhorn, George J. Damiris and Robert Edward Kent, Jr., who we collectively refer to as the CVR Nominees, as director candidates at the Annual Meeting pursuant to the requirements set forth in the Bylaws. Each of Messrs. Balhorn, Damiris and Kent also provided a consent to being named as a director nominee in any proxy solicitation materials and to serve on the Board if elected or appointed.

On February 18, 2021, CVR, in its capacity as a record holder of Shares, delivered a demand, pursuant to Section 220 of Delaware’s General Corporation Law (the “DGCL”), to Delek requesting access to certain of the books and records of Delek, including stockholder lists and related information to allow CVR to conduct a proxy contest at and before the Annual Meeting and for CVR to be able to communicate its views to the other stockholders regarding the matters to be submitted for stockholder consideration and action at the Annual Meeting.

On February 18 and 19, 2021, members of Delek’s Nominating and Corporate Governance Committee held video conference calls with each of the CVR Nominees.

On March 1, 2021, CVR, in its capacity as a record holder of the Shares, delivered a demand, pursuant to Section 220 of the DGCL, to Delek requesting access to certain of the books and records of Delek, including more detailed information than exists in the public record to allow CVR to determine whether Mr. Yemin and the other current directors have breached their fiduciary duties to Delek.

On March 3, 2021, Delek filed its preliminary proxy statement with the SEC, in which it indicated that it does not endorse the election of the CVR Nominees.

On March 9, 2021, the Participants filed this preliminary proxy statement with the SEC soliciting your proxy to elect the CVR Nominees to the Board of Delek.

WE STRONGLY RECOMMEND A VOTE FOR THE ELECTION OF THE CVR NOMINEES.

REASONS FOR OUR SOLICITATION

We are soliciting your support to elect the CVR Nominees at the Annual Meeting because we believe that an immediate change in the leadership of Delek is needed. We believe that the Shares are undervalued and that Delek would benefit greatly from a refreshment of its Board and a renewed focus on value enhancing ideas. Our nominees would offer a fresh perspective and their extensive industry experience would help to realign Delek’s operating and capital decisions and overall strategy to better fit today’s refining and business environments. We expect that these nominees, if elected, would urge a more prudent business model favoring a competitive asset base focused on financial discipline and cash flow generation, including (i) reviewing Delek’s refining operations at the Krotz Springs and El Dorado refineries to convert them to terminals, renewal diesel production or other purposes; (ii) ceasing transfers of core refining assets to Delek Logistics Partners, LP; (iii) considering a sale of Delek’s retail business; (iv) exiting non-core supply and trading activities; and (v) simplifying Delek’s corporate structure and reducing Delek’s general and administrative expense.

In our view, the Board needs to be reconstituted with highly qualified Board members with the requisite experience to drive long-term value. We are confident that we have assembled the right people who will fully explore all available strategies to assist in creating substantial value for the benefit of all Company stockholders. We strongly believe our slate of directors brings sophisticated expertise to oversee the Company. The CVR Nominees have extensive experience in operations, marketing, strategy, transactions, leadership, capital allocation, and general corporate governance. See the section titled “Matters to be Considered at the Annual Meeting—Proposal 1: Election of the CVR Nominees—Biographical Information Regarding the CVR Nominees” for a description of our nominees’ qualifications. Each of the CVR Nominees recognizes that as a member of the Board each of them will owe fiduciary duties to all of the Company’s stockholders.

WE STRONGLY RECOMMEND A VOTE FOR THE ELECTION OF THE CVR NOMINEES.

You may also vote via the Internet or by telephone at any time before                 on                 , 2021 by following the instructions on your GOLD voting information card. If you have any questions or require any assistance with voting your Shares, please contact our proxy solicitor, Harkins Kovler, LLC: Banks and Brokerage Firms Please Call Collect: (212) 468-5380; All Others Call Toll Free: (800) 326-5997; Email: DK@harkinskovler.com.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

Proposal 1: Election of the CVR Nominees

The Board currently consists of eight directors. Directors hold office until the Company’s next annual meeting following their election or until their successors are elected and qualified, unless prior to that time they have resigned, retired or otherwise left office. On February 2, 2021, we gave notice to the Company of our intention to nominate the CVR Nominees to serve as directors of the Company.

Delek is proposing that eight directors be elected at the Annual Meeting. Under the proxy rules, we may solicit proxies in support of the CVR Nominees and also seek authority to vote for all of the Delek nominees other than those Delek nominees that we specify – William J. Finnerty, David Wiessman and Shlomo Zohar. This would enable a stockholder who desires to vote for up to a full complement of eight (8) director nominees to use the GOLD proxy card to vote for the CVR Nominees as well as the Delek nominees for whom we are seeking authority to vote other than those nominees as to which the stockholder specifically withholds our authority to vote for.

We have determined to nominate Randall D. Balhorn, George J. Damiris and Robert Edward Kent, Jr., and are seeking authority to vote for up to all of the Delek nominees, other than William J. Finnerty, David Wiessman and Shlomo Zohar. As a result, should a stockholder so authorize us, on the GOLD proxy card, we would cast votes for the CVR Nominees (Randall D. Balhorn, George J. Damiris and Robert Edward Kent) and five (5) Delek nominees. If elected, the CVR Nominees will constitute a minority on the Board, and there can be no guarantee that our nominees will be able to implement the actions that they believe are necessary to unlock stockholder value.

Each of the CVR Nominees has consented to being named a nominee in this Proxy Statement and has confirmed his willingness to serve on the Board if elected. CVR and the Icahn Participants do not expect that any of the CVR Nominees will be unable to stand for election, but in the event that a vacancy in the slate of CVR Nominees should occur unexpectedly because any CVR Nominee is unable to serve on the Board or for good cause will not serve on the Board, the Shares represented by the GOLD proxy card will be voted for a substitute candidate selected by CVR and the Icahn Participants, to the extent this is not prohibited under the Bylaws and applicable law, in each case in light of the specific facts and circumstances surrounding such substitution. Should CVR and the Icahn Participants determine that it is necessary to add nominees in accordance with the Bylaws and applicable law, whether because the Company expands the size of the Board subsequent to the date of this Proxy Statement or for any other reason, CVR will supplement this Proxy Statement.

Directors will be elected by a plurality of the Shares represented virtually or by proxy and entitled to vote on the election of directors, meaning that the eight nominees receiving the most votes will be elected. Abstentions and broker non-votes, if any, will have no effect on the result of this vote.

Biographical Information Regarding the CVR Nominees

The following information concerning the age, principal occupation and business experience during the last five years, and current public directorships of each of the CVR Nominees has been furnished to the Participants by each of the CVR Nominees.

Randall D. Balhorn, age 70, has been the Vice President of Business Development at US Development Group, LLC (“USDG”) since December 2015. USDG is engaged in designing, developing, owning and managing large-scale modal logistics centers and energy-related infrastructure across North America. In 2008, Mr. Balhorn co-founded Cogent Energy Solutions, LLC (“Cogent”), a crude oil, condensate and refined products distribution and marketing business and the developer of a Casper, Wyoming terminal. Prior to Cogent, he led multiple energy trading businesses, including at Merrill Lynch, DTE Energy Trading and EDF Trading (a joint venture between Louis Dreyfus and Electricité de France). Mr. Balhorn also spent 20 years with Koch Industries where he held several leadership positions including President of Koch Carbon, President of Koch Fuels, President of

Koch Oil and Koch Oil Ltd, President of Koch Supply and Trading and President of Koch Energy Services. Mr. Balhorn holds an MBA from the University of Oklahoma and a BA from Michigan State University. Mr. Balhorn’s business address is 811 Main Street, Suite 2800, Houston, Texas 77002. Mr. Balhorn is a citizen of the United States of America.

Director Qualifications: Mr. Balhorn’s business experience as an executive officer of entities involved in manufacturing, refining and distribution of petroleum, chemicals and energy, as well as his knowledge and experience with capital markets, commodities, and the development, management and operations of terminals, logistics centers and energy-related infrastructure, make Mr. Balhorn well qualified to serve on the Board.

George J. Damiris, age 60, has served as a member of the Board of Directors and a member of the Compensation Committee of Eagle Materials Inc. (NYSE: EXP), a supplier of heavy construction materials and light building materials in the United States that are essential in commercial and residential construction, public construction projects, and projects to build, expand and repair roads and highways, since 2016. Mr. Damiris previously served as Chief Executive Officer and President of HollyFrontier Corporation (NYSE: HFC) (“HollyFrontier”) from 2016 through 2019 and as a member of the Board of Directors of HollyFrontier from 2015 through 2019. He previously served as Executive Vice President and Chief Operating Officer from September 2014 to January 2016 and as Senior Vice President, Supply and Marketing from January 2008 until September 2014. Prior to his retirement from HollyFrontier, Mr. Damiris also served as a director of Holly Logistics Services, L.L.C. (NYSE: HEP), the general partner of the general partner of Holly Energy Partners, L.P., since February 2016, as CEO since November 2016 and as President since February 2017. Mr. Damiris joined HollyFrontier’s predecessor in 2007 as Vice President, Corporate Development after an 18-year career with Koch Industries, where he was responsible for managing various refining, chemical, trading and financial businesses. Mr. Damiris holds an MBA from the Weatherhead School of Management at Case Western Reserve University and a BS in Chemical Engineering from Case Western Reserve University. Mr. Damiris’ business address is 4055 Throckmorton Street, Dallas, Texas 75219. Mr. Damiris is a citizen of the United States of America.

Director Qualifications: Mr. Damiris brings extensive management and operational experience gained from his time as a senior executive at a large, public petroleum refiner and marketer, including familiarity with day-to-day operations of, and significant insight into, issues facing the refining industry.

Robert Edward Kent, Jr., age 65, has over 40 years of experience in the petroleum refining industry, including extensive experience leading business organizations. Mr. Kent has served as President of REK Energy, LLC, which provides problem-solving and consulting services to refining, renewable diesel and petrochemical companies throughout the world, since 2012, and as a member of the Board of Directors of Sinclair Oil Company, a family-owned, vertically integrated oil company with upstream, refining, midstream and marketing operations since 2017. Mr. Kent has served in various leadership positions in the refining and petrochemical industries, including as Vice President of Refining for Citgo Refining and Chemical Company from 2009 to 2012, as well as Vice President and Refinery Manager of Citgo’s Lake Charles and Lemont refineries between 2006 and 2008. Mr. Kent holds an MBA in Finance from the University of Minnesota Carlton School of Business and a Bachelor of Science in Chemical Engineering from University of Wisconsin. Mr. Kent’s business address is 326 Cape Cod Drive, Corpus Christi, Texas 78412. Mr. Kent is a citizen of the United States of America.

Director Qualifications: Mr. Kent’s significant experience in the refining, renewable diesel and petrochemicals industries globally, including his prior executive leadership positions within the refining and petrochemicals industries, his operational experience leading large petroleum refineries in the Unites States, and his prior board experience, make him well qualified to serve on the Board.

Nominee Agreements

Except for the nominee agreements described below, there are no understandings or arrangements between any of the CVR Nominees or any other person pursuant to which the nominations are to be made by the Participants.

Pursuant to nominee agreements entered into by each of the CVR Nominees with CVR, CVR will indemnify each CVR Nominee against certain potential liabilities that might arise in connection with such CVR Nominee being named as a director nominee and related matters. Such indemnification provisions of the nominee agreements cover a nominee’s service as a nominee and not, if elected, as a director of the Company. Additional information concerning the CVR Nominees is set forth in Annex I to this Proxy Statement.

Interests of the CVR Nominees

If elected, each CVR Nominee would receive such directors’ fees as may be payable by the Company in accordance with its practice at the time and, as a result, the CVR Nominees may be deemed to have an interest in their nominations for election to the Board. The Participants expect that the CVR Nominees, if elected, will be indemnified for service as directors of Delek to the same extent indemnification is provided to the current directors of Delek under the Amended and Restated Certificate of Incorporation and Bylaws and that such individuals would be covered by any policy of insurance under which Delek insures its directors and officers.

OTHER MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

Proposal 2: Advisory Resolution Approving Delek’s Executive Compensation Program

Based on information contained in the Company’s proxy statement, it is expected that at the Annual Meeting the stockholders will be asked to adopt the advisory resolution approving the Company’s executive compensation program for the Company’s named executive officers as described in the Company’s proxy statement. Proposal 2, which is known as a “say-on-pay” proposal, allows Delek’s stockholders to express their views on the compensation paid to Delek’s named executive officers. Due to our belief that Delek’s management and Board have failed to maximize value for Delek’s stockholders and that Delek’s executive compensation is excessively lucrative, we recommend that you vote “AGAINST” Delek’s “say-on-pay” proposal.

Based on the Company’s proxy statement, the approval of Proposal 2 on an advisory basis requires the affirmative vote of holders of a majority of the Shares issued, outstanding and entitled to vote, present or represented at the meeting. Broker non-votes with respect to Proposal 2 will be treated as neither a vote “for” nor a vote “against” the matter; however, broker non-votes will be counted in determining the number of votes required to attain a majority of the Shares present or represented at the meeting and entitled to vote. An abstention from voting by a stockholder present by virtually attending the Annual Meeting or represented by proxy has the same legal effect as a vote “against” the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve Proposal 2.

We recommend a vote “AGAINST” the approval, on an advisory basis, of the compensation of Delek’s named executive officers.

Proposal 3: Ratification of the Appointment of Ernst & Young LLP as Delek’s Independent Public Accounting Firm for the 2021 Fiscal Year

Based on information contained in the Company’s proxy statement, it is expected that at the Annual Meeting the stockholders will be asked to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year at the Annual Meeting. The Company’s Audit Committee has appointed Ernst & Young LLP as the independent registered public accounting firm to audit its consolidated financial statements for the year ending December 31, 2021, including the audit of Delek’s internal control over financial reporting.

Based on the Company’s proxy statement, the approval of Proposal 3 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions will have no effect on the outcome of the vote because an abstention does not count as a vote cast. Under the rules of the New York Stock Exchange (the “NYSE”), when there is a contest with respect to the election of directors, banks, brokerage firms, dealers, trust companies or other custodians may not exercise discretionary voting authority on behalf of the beneficial owners of the Shares on any matters that are to be presented at the Annual Meeting, including matters that are viewed as routine matters. Accordingly, Shares that are held by banks, brokerage firms, dealers, trust companies or other custodians for which no instructions have been provided, which are often referred to as broker non-votes, will have no effect on Proposal 3 as banks, brokerage firms, dealers, trust companies or other custodians are not entitled to vote on Proposal 3 in the absence of voting instructions from the beneficial owner.

We recommend a vote “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year.

Proposal 4: Approval of Amendment to Delek’s 2016 Long-Term Incentive Plan

Based on information contained in the Company’s proxy statement, it is expected that at the Annual Meeting the stockholders will be asked to approve an amendment to increase the number of Shares issuable pursuant to

Delek’s 2016 Long-Term Incentive Plan (the “2016 Plan”) by a specified number of Shares and to remove certain recycling provisions as more fully described in the Company’s proxy statement. As of the date of this Proxy Statement, the Company has not specified the number of Shares that it is seeking to include in the amendment to the 2016 Plan. We believe that there are sufficient Shares remaining in the 2016 Plan to properly incentivize the Company’s employees; however, we would like to further evaluate the current Shares available for grant under the 2016 Plan in connection with the Company’s future plans. As a result, we recommend a vote of “ABSTAIN” with respect to the approval of the amendment to the 2016 Plan.

Based on the Company’s proxy statement, the approval of Proposal 4 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions will have no effect on the outcome of the vote because an abstention does not count as a vote cast. Broker non-votes will have no effect on Proposal 4 as brokers or other nominees are not entitled to vote on Proposal 4 in the absence of voting instructions from the beneficial owner.

We recommend a vote of “ABSTAIN” with respect to the approval of the amendment to the 2016 Plan to increase the number of Shares for issuance thereunder.

Proposal 5: Approval of Delek’s Employee Stock Purchase Plan

Based on information contained in the Company’s proxy statement, it is expected that at the Annual Meeting the stockholders will be asked to approve the Delek US Holdings, Inc. Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”). The Company’s Board has approved and adopted, subject to the approval of Delek’s stockholders, the Employee Stock Purchase Plan. If the Employee Stock Purchase Plan is approved by Delek’s stockholders, the Employee Stock Purchase Plan would provide eligible employees with an opportunity to purchase Shares at a discount to the market price and through payroll deductions pursuant to the terms of the Employee Stock Purchase Plan.

Based on the Company’s proxy statement, the approval of Proposal 5 requires the affirmative vote of a majority of the votes cast at the Annual Meeting. Abstentions will have no effect on the outcome of the vote because an abstention does not count as a vote cast. Broker non-votes will have no effect on Proposal 5 as brokers or other nominees are not entitled to vote on Proposal 5 in the absence of voting instructions from the beneficial owner.

We recommend a vote “FOR” the approval of Delek’s Employee Stock Purchase Plan.

Other Proposals

Except as set forth in this Proxy Statement, CVR and the Icahn Participants are not aware of any other matter to be considered at the Annual Meeting. However, if CVR or the Icahn Participants learn of any other proposals made at a reasonable time before the Annual Meeting, CVR and the Icahn Participants will either supplement this Proxy Statement and provide stockholders with an opportunity to vote by proxy directly on such matters or will not exercise discretionary authority with respect thereto. If other proposals are made thereafter, the persons named as proxies on the GOLD proxy card solicited by CVR and the Icahn Participants will vote such proxies in their discretion.

If you sign and return the GOLD proxy card, your Shares will be voted in accordance with your specifications. If no direction is indicated with respect to the foregoing proposals, you will be deemed to have given a direction to vote the Shares represented by the GOLD proxy card (1) “FOR” all nominees set forth in Proposal 1, plus the persons who have been nominated by Delek to serve as directors, other than William J. Finnerty, David Wiessman and Shlomo Zohar; (2) “AGAINST” the approval, on an advisory basis, of the compensation of Delek’s named executive officers; (3) “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year; (4) “ABSTAIN” with respect to the approval of the amendment to Delek’s 2016 Long-Term Incentive Plan to increase the number of Shares for issuance thereunder; (5) “FOR” the approval of Delek’s Employee Stock Purchase Plan; and (6) in the proxy holders’ discretion as to other matters that may come before the annual meeting.

The Company has set the close of business on                , 2021 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). The mailing address of the principal executive offices of the Company is 7102 Commerce Way, Brentwood, Tennessee 37027. Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. According to the Company, as of the Record Date, there were                Shares outstanding.

WHY WE ARE NOMINATING ONLY THREE DIRECTOR CANDIDATES

The Board of Delek is currently composed of eight directors, and, although there are eight directors standing for election at the Annual Meeting, we have determined to nominate only three director candidates for the Annual Meeting. If all of our nominees are elected, the Board will be composed of the three CVR Nominees and the five Delek nominees who receive the most votes cast in favor of his or her election at the Annual Meeting.

Under the proxy rules, we may solicit proxies in support of the CVR Nominees and also seek authority to vote for all of the Delek nominees other than those Delek nominees that we specify – William J. Finnerty, David Wiessman and Shlomo Zohar. This would enable a stockholder who desires to vote for up to a full complement of eight (8) director nominees to use the GOLD proxy card to vote for the CVR Nominees as well as the Delek nominees for whom we are seeking authority to vote other than those nominees as to which the stockholder specifically withholds our authority to vote for.

We have determined to nominate Randall D. Balhorn, George J. Damiris and Robert Edward Kent, Jr., and are seeking authority to vote for up to all of the Delek nominees, other than William J. Finnerty, David Wiessman and Shlomo Zohar. As a result, should a stockholder so authorize us, on the GOLD proxy card, we would cast votes for the CVR Nominees (Randall D. Balhorn, George J. Damiris and Robert Edward Kent) and five (5) Delek nominees. If elected, our nominees will constitute a minority on the Board, and there can be no guarantee that our nominees will be able to implement the actions that they believe are necessary to unlock stockholder value.

There will be a total of eleven nominees competing for eight available director positions assuming that the only persons nominated for election to the Board at the Annual Meeting will be the eight incumbent directors nominated by Delek and our three nominees. Therefore, at the Annual Meeting, assuming a quorum is present, whichever eight nominees from the pool of eleven nominees receive the greatest number of votes, whether cast virtually or by proxy, will be elected to the Board.

There is no assurance that any of the CVR Nominees will serve as directors if any or all of the CVR Nominees are elected. If all three of our candidates, or less than three, are elected to the Board, the remaining directors will be filled by five, or more, of Delek’s candidates. Under these circumstances, it is possible that Delek’s candidates may not agree to serve, in which case the newly constituted Board may fill vacancies on the Board or reduce the size of the Board. The names, backgrounds and qualifications of Delek’s director nominees and other information about such nominees can be found in Delek’s proxy statement for the Annual Meeting.

To support us, you should return only our GOLD proxy card and not vote Delek’s proxy card. If you vote and return both our GOLD proxy card and Delek’s proxy card, only the last-dated proxy card will be counted.

Because the eight director candidates receiving the highest number of votes will be elected to the Board, every vote is important. We urge you to complete, sign, date and return in the enclosed postage-paid envelope the enclosed GOLD proxy card to elect our director candidates.

VOTING AND PROXY PROCEDURES

Voting and Proxy Procedures

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Stockholders who sell their Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell their Shares after the Record Date.

Stockholders of Record: If your Shares are held in your own name, please authorize a proxy to vote by signing and returning the enclosed GOLD proxy card in the postage-paid envelope provided or by instructing us by telephone or via the Internet as to how you would like your Shares voted (instructions are on your GOLD proxy card).

Street Name Holders: If you hold your Shares in the name of one or more banks, brokerage firms, dealers, trust companies or other custodians, only they can vote your Shares and only upon receipt of your specific instructions. Accordingly, you should contact the person responsible for your account and give instructions to them to sign and return a GOLD proxy card representing your Shares to elect the CVR Nominees to the Board.

Shares represented by properly executed GOLD proxy cards will be voted at the Annual Meeting as marked.

If a stockholder returns a GOLD proxy card that is signed, dated and not marked with respect to a proposal, that stockholder will be deemed to have given direction to vote (1) “FOR” all the CVR Nominees set forth in Proposal 1, plus the persons who have been nominated by Delek to serve as directors, other than William J. Finnerty, David Wiessman and Shlomo Zohar; (2) “AGAINST” the approval, on an advisory basis, of the compensation of Delek’s named executive officers; (3) “FOR” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2021 fiscal year; (4) “ABSTAIN” with respect to the approval of the amendment to Delek’s 2016 Long-Term Incentive Plan to increase the number of Shares for issuance thereunder; (5) “FOR” the approval of Delek’s Employee Stock Purchase Plan; and (6) in the proxy holders’ discretion as to other matters that may come before the Annual Meeting.

Quorum; Broker Non-Votes; Discretionary Voting

A quorum is the minimum number of Shares that must be represented at a duly called meeting of stockholders virtually or represented by proxy, in order to legally conduct business at the meeting. According to Delek’s proxy statement, a quorum requires the presence of the holders of a majority of the issued and outstanding Shares entitled to vote, present virtually or represented by proxy, at the Annual Meeting.

According to Delek’s proxy statement, abstentions and instructions to withhold authority to vote will be treated as Shares that are present and entitled to vote for the purposes of determining whether a quorum exists. Abstentions and instructions to withhold authority will not be counted as votes cast and will have no effect on the outcome of the vote.

Under the rules of the NYSE, when there is a contest with respect to the election of directors, banks, brokerage firms, dealers, trust companies or other custodians may not exercise discretionary voting authority on behalf of the beneficial owners of the Shares on any matters that are to be presented at the Annual Meeting, including matters that are viewed as routine matters. Accordingly, Shares that are held by banks, brokerage firms, dealers, trust companies or other custodians for which no instructions have been provided, which are often referred to as broker non-votes, will not be counted as present and entitled to vote at the Annual Meeting for the purpose of determining the existence of a quorum. If your Shares are held in the name of your bank, brokerage firm, dealer, trust company or other custodian, we encourage you to provide voting instructions to your bank, brokerage firm, dealer, trust company or other custodian promptly so that your Shares can be counted as present for the purposes of establishing a quorum and voted at the Annual Meeting.

If you are a stockholder of record, you must deliver your vote via phone or the Internet or virtually attend the Annual Meeting and vote in order to be counted in the determination of a quorum.

If your Shares are held in the name of your bank, brokerage firm, dealer, trust company or other custodian, that party will give you instructions for voting your Shares. If you do not give your voting instructions to your bank, brokerage firm, dealer, trust company or other custodian, it will not be allowed to vote your Shares with respect to the election of directors or any additional proposals which may be presented at the Annual Meeting.

Revocation of Proxies

Stockholders of the Company may revoke their proxies at any time prior to exercise by virtually attending the Annual Meeting and voting virtually (although virtual attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by voting again by telephone or through the Internet, by delivering a written notice of revocation, or by signing and delivering a subsequently dated proxy which is properly completed. The revocation may be delivered either to CVR in care of Harkins Kovler, LLC at the address set forth on the back cover of this Proxy Statement or to the Company at 7102 Commerce Way, Brentwood, TN 37027, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, we request that either the original or photostatic copies of all revocations be mailed to CVR in care of Harkins Kovler, LLC at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares.

SOLICITATION OF PROXIES; EXPENSES

The solicitation of proxies pursuant to this Proxy Statement is being made by the Participants. Proxies may be solicited through the mail, press releases and other public statements, electronic communications, telephone, fax and in-person meetings. Each of the CVR Nominees, the other Participants named in this proxy statement, and employees of CVR and the Icahn Participants may assist in the solicitation of proxies without any additional remuneration.

The Participants have retained Harkins Kovler, LLC to provide solicitation and advisory services in connection with this solicitation. Harkins Kovler, LLC will be paid a fee not to exceed $                based upon the campaign services provided. In addition, the Participants will reimburse Harkins Kovler, LLC for its reasonable out-of-pocket expenses and will indemnify Harkins Kovler, LLC against certain liabilities and expenses, including certain liabilities under the federal securities laws. Harkins Kovler, LLC will solicit proxies from individuals, banks, brokerage firms, dealers, trust companies, other custodians and other institutional holders. It is anticipated that Harkins Kovler, LLC will employ up to 35 persons to solicit the Company’s stockholders as part of this solicitation. Harkins Kovler, LLC does not believe that any of its directors, officers, employees, affiliates or controlling persons, if any, is a “participant” in this proxy solicitation. The costs related to this proxy solicitation will be borne by the Participants. Costs of this Proxy Solicitation are currently estimated to be approximately $                . The actual amount could be higher or lower depending on the facts and circumstances arising in connection with the solicitation. We estimate that through the date hereof, the Participants’ expenses in connection with this Proxy Solicitation are approximately $                . If successful, the Participants may seek reimbursement of these costs from the Company.

In the event that the Participants decide to seek reimbursement of their expenses, the Participants do not intend to submit the matter to a vote of the Company’s stockholders. The Board would be required to evaluate the requested reimbursement consistent with its fiduciary duties to the Company and its stockholders. Costs related to the solicitation of proxies include expenditures for attorneys, public relations and other advisors, solicitors, printing, advertising, postage, transportation and other costs incidental to the solicitation.

If you have any questions or require any assistance with voting your Shares, please contact our proxy solicitor, Harkins Kovler, LLC: Banks and Brokerage Firms Please Call Collect: (212) 468-5380; All Others Call Toll Free: (800) 326-5997; Email: DK@harkinskovler.com.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q: What are you asking Delek’s stockholders to do?

A: We are asking for support for the election of our three director candidates, Randall D. Balhorn, George J. Damiris and Robert Edward Kent, Jr., to Delek’s Board. As described more fully in this Proxy Statement, we believe our director candidates will add valuable perspectives and leadership to the Board. We believe our candidates possess the skills, experience, energy and leadership abilities necessary to contribute to Delek as well-rounded Board members. Our nominees will represent, and will seek the best possible results for, all of Delek’s stockholders.

Under the proxy rules, we may solicit proxies in support of the CVR Nominees and also seek authority to vote for all of the Delek nominees other than those Delek nominees that we specify – William J. Finnerty, David Wiessman and Shlomo Zohar. This would enable a stockholder who desires to vote for up to a full complement of eight (8) director nominees to use the GOLD proxy card to vote for the CVR Nominees as well as the Delek nominees for whom we are seeking authority to vote other than those nominees as to which the stockholder specifically withholds our authority to vote for.

We have determined to nominate Randall D. Balhorn, George J. Damiris and Robert Edward Kent, Jr., and are seeking authority to vote for up to all of the Delek nominees, other than William J. Finnerty, David Wiessman and Shlomo Zohar. As a result, should a stockholder so authorize us, on the GOLD proxy card, we would cast votes for the CVR Nominees (Randall D. Balhorn, George J. Damiris and Robert Edward Kent) and five (5) Delek nominees. If elected, our nominees will constitute a minority on the Board, and there can be no guarantee that our nominees will be able to implement the actions that they believe are necessary to unlock stockholder value.

Q: Who are your director candidates?

A: Randall D. Balhorn, George J. Damiris and Robert Edward Kent, Jr. are highly qualified individuals with significant business experience. The principal occupation and business experience of each of these candidates is described in this Proxy Statement in the section titled “Matters to be Considered at the Annual Meeting—Proposal 1: Election of the CVR Nominees—Biographical Information About the CVR Nominees.” We believe that each of our director candidates would be considered independent under the applicable rules of the NYSE and Delek’s corporate governance guidelines, and none of our director candidates are affiliated with Delek or any of its subsidiaries. If elected to the Board, our director candidates would owe fiduciary duties to all of Delek’s stockholders.

Q: Who is entitled to vote?

A: Only holders of voting stock at the close of business on the Record Date,                , 2021, are entitled to notice of and to vote at the Annual Meeting. Stockholders who sold Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Shares after the Record Date (unless they also transfer their voting rights).

Q: How important is my vote?

A: Your vote is important, no matter how few Shares you own. The Participants urge you to sign, date, and return the enclosed GOLD proxy card today to elect the CVR Nominees. The Board will ultimately be comprised of the eight nominees who receive the most votes cast in favor or his or her election at the Annual Meeting. We urge you to vote in favor of the CVR Nominees.

Q: How do I vote my Shares?

A: Shares held in record name. If your Shares are registered in your own name, please vote today by signing, dating and returning the enclosed GOLD proxy card in the postage-paid envelope provided. Execution and delivery of a proxy by a record holder of Shares will be presumed to be a proxy with respect to all Shares held by such record holder unless the proxy specifies otherwise.

Shares beneficially owned or held in “street” name. If you hold your Shares in “street” name with a bank, brokerage firm, dealer, trust company or other custodian, only that party can exercise the right to vote with respect to the Shares that you beneficially own through such party and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly give instructions to your broker, bank, dealer, trust company or other nominee to vote for the CVR Nominees. Please follow the instructions to vote provided on the enclosed GOLD voting instruction form. If your broker, bank, dealer, trust company, or other nominee provides for proxy instructions to be delivered to them by telephone or Internet, instructions will be included on the enclosed GOLD voting instruction form. We urge you to confirm in writing your instructions to the person responsible for your account and provide a copy of those instructions by emailing them to DK@harkinskovler.com or mailing them to CVR Energy, Inc., c/o Harkins Kovler, LLC, 3 Columbus Circle, 15th Floor, New York, NY 10019, so that we will be aware of all instructions given and can attempt to ensure that such instructions are followed.

We urge you not to return any proxy card provided by Delek. You do not need to (and should not) vote “withhold” on Delek’s proxy card to vote for the CVR Nominees. You should not vote for any of Delek’s director nominees or any other matter on Delek’s proxy card. If you vote and return both our GOLD proxy card and Delek’s proxy card, only the latest dated proxy card will be counted.

Q: What is a quorum?

A: A quorum is the minimum number of Shares that must be represented at a duly called meeting of stockholders virtually or by proxy in order to legally conduct business at the meeting. According to Delek’s proxy statement, a quorum requires the presence of the holders of a majority of the outstanding Shares entitled to vote either virtually attending or represented by proxy at the Annual Meeting. Under the rules of the NYSE, when there is a contest with respect to the election of directors, banks, brokerage firms, dealers, trust companies or other custodians may not exercise discretionary voting authority on behalf of the beneficial owners of the Shares on any matters that are to be presented at the Annual Meeting, including matters that are viewed as routine matters. Accordingly, Shares that are held by banks, brokerage firms, dealers, trust companies or other custodians for which no instructions have been provided, which are often referred to as broker non-votes, will not be counted as present and entitled to vote at the Annual Meeting for the purpose of determining the existence of a quorum. If your Shares are held in the name of your bank, brokerage firm, dealer, trust company or other custodian, we encourage you to provide voting instructions to your bank, brokerage firm, dealer, trust company or other custodian promptly so that your Shares can be counted as present for the purposes of establishing a quorum and voted at the Annual Meeting.

Q: What should I do if I receive a proxy card from the Company?

A: If you submit a proxy to us by signing and returning the enclosed GOLD proxy card, do not sign or return the proxy card solicited by the Company or follow any voting instructions provided by the Company unless you intend to change your vote, because only your latest dated proxy will be counted.

We recommend that you disregard any proxy card or solicitation materials that may be sent to you by the Company. If you have already voted using the Company’s WHITE proxy card, you have every right to change your vote by completing and mailing the enclosed GOLD proxy card in the enclosed pre-paid envelope or by voting via Internet or by telephone by following the instructions on the GOLD proxy card. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting by following the instructions below under “Can I change my vote or revoke my proxy?” If you have any questions or require any assistance with voting your Shares, please contact our proxy solicitor, Harkins Kovler, LLC, 3 Columbus Circle, 15th Floor, New York, NY 10019; Banks and Brokerage Firms Please Call Collect: (212) 468-5380; All Others Call Toll Free: (844) 218-8384; Email: DK@harkinskovler.com.

Q: Can I change my vote or revoke my proxy?

A: If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•	signing, dating and returning the enclosed GOLD proxy card (the latest dated proxy is the only one that counts);

•

delivering a written revocation or a later dated proxy for the Annual Meeting to CVR Energy, Inc., c/o Harkins Kovler, LLC, 3 Columbus Circle, 15th Floor, New York, NY 10019, or to the secretary of the Company; or

•	attending the Annual Meeting and voting virtually (although virtual attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your Shares are held by a bank, brokerage firm, dealer, trust company or other custodian, you should follow the instructions provided by your bank, brokerage firm, dealer, trust company or other custodian to have your Shares voted. If you virtually attend the Annual Meeting and you beneficially own Shares but are not the record owner, your mere attendance at the Annual Meeting WILL NOT be sufficient to revoke your prior given proxy card. You must have written authority from the record owner to vote your Shares held in its name at the meeting. If you have any questions or require any assistance, contact our proxy solicitor, Harkins Kovler, LLC—Banks and Brokerage Firms Please Call Collect: (212) 468-5380; All Others Call Toll Free: (800) 326-5997; Email: DK@harkinskovler.com.

IF YOU HAVE ALREADY VOTED USING THE COMPANY’S WHITE PROXY CARD, WE URGE YOU TO REVOKE IT BY FOLLOWING THE INSTRUCTIONS ABOVE. Although a revocation is effective if delivered to the Company, we request that either the original or a copy of any revocation be mailed to CVR Energy, Inc., c/o Harkins Kovler, LLC, 3 Columbus Circle, 15th Floor, New York, NY 10019.

Q: What is the deadline for providing a proxy?

A: We urge you to submit your proxy to us as soon as possible. For your proxy to be voted at the Annual Meeting, we must receive it on or prior to the date of the Annual Meeting. The Annual Meeting is on                , 2021.

Q: Who is making this proxy solicitation?

A: The solicitation of proxies pursuant to this proxy solicitation is being made by the Participants. Proxies may be solicited by mail, facsimile, telephone, telegraph, Internet, virtually and by advertisements. The Participants will solicit proxies from individuals, banks, brokerage firms, dealers, trust companies, other custodians and other institutional holders. The Participants have requested banks, brokerage firms, dealers, trust companies or other custodians to forward all solicitation materials to the beneficial owners of the Shares they hold of record. The Participants will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. It is anticipated that certain regular employees of the Participants will also participate in the solicitation of proxies. Such employees will receive no additional consideration if they assist in the solicitation of proxies.

Q: Why are you making this proxy solicitation?

A: We believe that Delek is in critical need of new leadership at the Board level. We are confident that our highly qualified independent director candidates will add valuable perspectives and leadership to the Board. We believe our candidates possess the skills, experience, energy and leadership abilities necessary to contribute to Delek as well-rounded Board members. Our director candidates will be active and responsible stewards of the trust placed in them by the stockholders.

Q: Why are you nominating only three director candidates when there are eight members of Delek’s Board?

A: The terms of the Company’s current directors will expire at the Annual Meeting. Under the proxy rules, we may solicit proxies in support of the CVR Nominees and also seek authority to vote for all of the Delek nominees other than those Delek nominees that we specify – William J. Finnerty, David Wiessman and Shlomo Zohar. This would enable a stockholder who desires to vote for up to a full complement of eight (8) director nominees to use the GOLD proxy card to vote for the CVR Nominees as well as the Delek nominees for whom we are seeking authority to vote other than those nominees as to which the stockholder specifically withholds our authority to vote for.

We have determined to nominate Randall D. Balhorn, George J. Damiris and Robert Edward Kent, Jr., and are seeking authority to vote for up to all of the Delek nominees, other than William J. Finnerty, David Wiessman and Shlomo Zohar. As a result, should a stockholder so authorize us, on the GOLD proxy card, we would cast votes for the CVR Nominees (Randall D. Balhorn, George J. Damiris and Robert Edward Kent) and five (5) Delek nominees. If we are successful in our solicitation, we expect that the Board will be composed of the three CVR Nominees and the five nominees of Delek who receive the most votes cast in favor or his or her election at the Annual Meeting.

There is no assurance that any of Delek’s nominees will serve as directors if any or all of our nominees are elected. If we are successful in this proxy solicitation, and Delek’s director nominees who are elected do not agree to serve, the newly consisted Board may fill vacancies on the Board or reduce the size of the Board. The names, backgrounds and qualifications of Delek’s director nominees and other information about them can be found in Delek’s proxy statement for the Annual Meeting.

To support us, you should return only our GOLD proxy card and not vote Delek’s proxy card. If you vote and return both our GOLD proxy card and Delek’s proxy card, only the last-dated proxy card will be counted.

Q: Where can I find additional information concerning Delek and the Annual Meeting?

A: Pursuant to Rule 14a-5(c) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we have omitted from this Proxy Statement certain disclosure required by applicable law to be included in Delek’s proxy statement in connection with the Annual Meeting, including:

•	Item 1 of Schedule 14A (date, time and place of the Annual Meeting);

•	Item 5 of Schedule 14A (interest of certain persons in matters to be acted upon, other than the Participants);

•	Item 6 of Schedule 14A (voting securities and principal holders thereof, other than the Participants);

•	Item 7 of Schedule 14A (information about directors and executive officers and corporate governance matters);

•	Item 8 of Schedule 14A (compensation of directors and executive officers);

•	Item 9 of Schedule 14A (independent public accountants);

•	Information concerning the proposal regarding the approval, on an advisory basis, of the compensation of the Company’s named executive officers;

•	Information concerning the proposal regarding the approval of the amendment to Delek’s 2016 Long-Term Incentive Plan and the approval of Delek’s Employee Stock Purchase Plan; and

•

Date on which proposals of stockholders intended to be presented at the 2022 annual meeting of stockholders of the Company must be received by the Company in order to be included in the Company’s proxy materials for that meeting and the date after which stockholder proposals for the 2022 annual meeting of the stockholders will be considered untimely.

Please refer to the Company’s proxy statement for such information. Except as otherwise noted herein, the information in this Proxy Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information. We take no responsibility for the accuracy or completeness of information contained in Delek’s proxy statement. Except as otherwise noted herein, the information in this Proxy Statement concerning the Company has been taken from or is based upon documents and records on file with the SEC and other publicly available information.

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the Internet, free of charge, on the SEC’s website at https://www.sec.gov.

Q: Who should I call if I have any questions?

A: If you have any questions, require any assistance in voting your Shares, need additional copies of our proxy materials, or have any other questions, please contact our proxy solicitor, Harkins Kovler, LLC, 3 Columbus Circle, 15th Floor, New York, NY 10019; Banks and Brokerage Firms Please Call Collect: (212) 468-5380; All Others Call Toll Free: (800) 326-5997; Email: DK@harkinskovler.com.

Conclusion

We urge you to carefully consider the information contained in this Proxy Statement and then support our efforts by signing, dating, and returning the enclosed GOLD proxy card today to elect the CVR Nominees.

Thank you for your support,

CVR Energy, Inc.

                , 2021

FORWARD LOOKING STATEMENTS

This Proxy Statement may include forward-looking statements that reflect the Participants’ current views with respect to future events. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may,” “would” or similar words are often used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. Any forward-looking statements made in this Proxy Statement are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Participants will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business, operations or financial condition. Except to the extent required by applicable law, the Participants undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

ANNEX I: INFORMATION REGARDING THE PARTICIPANTS

This proxy solicitation is being made by the Participants. The Participants filing this statement include CVR, Energy Holding, AEP, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn.

Each of (i) CVR Energy, Inc., a Delaware corporation (“CVR”); (ii) IEP Energy Holding LLC, a Delaware limited liability company (“Energy Holding”); (iii) American Entertainment Properties Corp., a Delaware corporation (“AEP”); (iv) Icahn Enterprises Holdings L.P., a Delaware limited partnership (“Icahn Enterprises Holdings”); (v) Icahn Enterprises G.P. Inc., a Delaware corporation (“Icahn Enterprises GP”); (vi) Beckton Corp., a Delaware corporation (“Beckton”); and (vii) Carl C. Icahn, a citizen of the United States of America (“Mr. Icahn”) are referred to as a “Participant” and collectively as the “Participants.”

The principal business address of CVR is 2277 Plaza Drive, Suite 500, Sugar Land, TX 77479. The principal business address of each of Energy Holding, AEP, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn is 16690 Collins Avenue, Sunny Isles Beach, FL 33160.

Energy Holding holds approximately 71% of the outstanding common stock of CVR. Icahn Enterprises Holdings is the sole stockholder of AEP, which is the sole member of Energy Holding. Beckton is the sole stockholder of Icahn Enterprises GP, which is the general partner of Icahn Enterprises Holdings. Carl C. Icahn is the sole stockholder of Beckton. As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Icahn Participants. In addition, Mr. Icahn is the indirect holder of approximately 92.0% of the outstanding depositary units representing limited partnership interests in Icahn Enterprises L.P. (“Icahn Enterprises”). Icahn Enterprises GP is the general partner of Icahn Enterprises, which is the sole limited partner of Icahn Enterprises Holdings.

CVR is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries through its holdings in two limited partnerships, CVR Refining, LP and CVR Partners, LP. Energy Holding is primarily engaged in the business of holding common stock of CVR. AEP is primarily engaged in holding interests in Icahn Enterprises Holdings’ subsidiaries. Icahn Enterprises Holdings is primarily engaged in the business of holding direct or indirect interests in various operating businesses. Icahn Enterprises GP is primarily engaged in the business of serving as the general partner of each of Icahn Enterprises and Icahn Enterprises Holdings. Beckton is primarily engaged in the business of holding the capital stock of Icahn Enterprises GP.

Carl C. Icahn’s present principal occupation or employment is serving as (i) Chief Executive Officer of Icahn Capital LP, a wholly owned subsidiary of Icahn Enterprises, through which Mr. Icahn manages various private investment funds, (ii) Chairman of the Board of Directors of Icahn Enterprises GP, the general partner of Icahn Enterprises, a Nasdaq listed diversified holding company engaged in a variety of businesses, including investment, energy, automotive, food packaging, metals, real estate and home fashion, and (iii) Chairman of the Board of Directors and a director of Starfire Holding Corporation (“Starfire”), a holding company engaged in the business of investing in and/or holding securities of various entities, and as Chairman of the Board of Directors and a director of various of Starfire’s subsidiaries. In addition, various employees of Mr. Icahn serve as directors of CVR.

CVR and the Icahn Participants beneficially own, in the aggregate, 10,911,880 Shares (includes Shares underlying a forward contract), representing approximately 14.8% of the outstanding Shares (based upon 73,781,666 Shares stated to be outstanding at February 19, 2021, by the Company in the Company’s Form 10-K filed with the SEC on March 1, 2021). In addition, Mr. Kent, one of the CVR Nominees, beneficially owns 312.784 Shares.

CVR as the holder of record and the direct beneficial owner of the Shares is entitled to the right to dividends with respect to 10,911,880 (includes Shares underlying a forward contract) Shares to which it is the direct beneficial owner. The forward price is subject to adjustment to account for any dividends or other distributions declared by Delek. In addition, CVR paid the counterparty to the forward contract an aggregate amount of approximately

$885 thousand upon entering into the contract. The forward contract provides for physical settlement, with CVR retaining the right to elect cash settlement. The forward contract does not give CVR direct or indirect voting, investment or dispositive control over the Shares to which the contract relates. The forward contract expires on March 18, 2022. Except to the extent of any pecuniary interest therein, the other Participants are not entitled to the right to the dividends on the Shares.

In addition to CVR, Energy Holding, AEP, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, the participants in the solicitation of proxies (the “Participants”) from stockholders of Delek may also include Randall D. Balhorn, George J. Damiris and Robert Edward Kent, Jr. Messrs. Balhorn, Damiris and Kent will not receive any special compensation in connection with this solicitation.

Mr. Kent currently beneficially owns 312.784 Shares and Mr. Kent currently beneficially owns 1,335.7790 common units representing limited partnership interests (“Common Units”) in Delek Logistics Partners, LP (“DLK”). Mr. Kent does not own any Shares or Common Units of DLK of record. CVR and the Icahn Participants (i) do not have direct or indirect voting, investment or dispositive control over the Shares and Common Units that are beneficially owned by Mr. Kent and (ii) are not acting in concert with Mr. Kent with respect to the voting, investment or disposition of the Shares or Common Units held by Mr. Kent. Messrs. Balhorn and Damiris do not, beneficially or of record, own any Shares or Common Units of DLK. None of Messrs. Balhorn, Damiris or Kent has effected any transactions in the securities of Delek during the past two years.

Except as set forth in this Proxy Statement (including the Annexes), (i) during the past ten years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangement, or understanding with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant nor any of their respective associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant nor any of their respective associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; and (xi) no person, including the Participants, has a substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted on as set forth in this Proxy Statement. There are no material proceedings to which the Participants or any of their respective associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

During the last fiscal year, neither any CVR Nominee nor any Icahn Participant has failed to file reports related to the Company that are required by Section 16(a) of the Exchange Act.

To the best knowledge of the Participants, the Participants believe that each of the CVR Nominees is independent under the applicable rules of NYSE and Delek’s corporate governance guidelines.

Except as set forth in this Proxy Statement (including the Annexes), CVR and the Icahn Participants are not the members of a “group” (as such term is used in Rule 13d-5 of the Exchange Act) or otherwise acting in concert with any other person.

Beneficial Ownership of Shares

The following table shows the number of Shares that are beneficially owned (within the meaning of Rule 13d-3 under the Exchange Act) by each of the Participants in this solicitation as of the Record Date. Except as described below, each Participant directly owns and has sole voting power and sole dispositive power with regard to the number of Shares beneficially owned.

Title of Class	Name of Beneficial Owner (1)	Amount of Beneficial Ownership	Percent of Class (2)

Shares	CVR Energy, Inc.	10,911,880 (includes Shares underlying a forward contract) (3)	14.8%

Shares	IEP Energy Holding LLC	10,911,880 (includes Shares underlying a forward contract) (3)	14.8%

Shares	American Entertainment Properties Corp.	10,911,880 (includes Shares underlying a forward contract) (3)	14.8%

Shares	Icahn Enterprises Holdings L.P.	10,911,880 (includes Shares underlying a forward contract) (3)	14.8%

Shares	Icahn Enterprises G.P. Inc.	10,911,880 (includes Shares underlying a forward contract) (3)	14.8%

Shares	Beckton Corp.	10,911,880 (includes Shares underlying a forward contract) (3)	14.8%

Shares	Carl C. Icahn	10,911,880 (includes Shares underlying a forward contract) (3)	14.8%

Shares	Robert Edward Kent, Jr.	312.784 Shares (4)	*(5)

(1)	Each holder listed in this table is, as of the date of this Proxy Statement, the beneficial owner of the Shares set forth under the heading “Amount of Beneficial Ownership” in this table.

(2)

Percentages of ownership set forth in this column is based upon 73,781,666 Shares stated to be outstanding at February 19, 2021, by the Company in the Company’s Form 10-K filed with the SEC on March 1, 2021.

(3)

Includes 372,000 Shares that may be deemed beneficially owned by CVR and the Icahn Participants as a result of CVR having entered into a forward contract with respect to such number of Shares at a forward price of $9.00 per share, for an aggregate forward price of approximately $3.3 million, plus a financing charge. The forward price is subject to adjustment to account for any dividends or other distributions declared by Delek. In addition, CVR paid the counterparty to the forward contract an aggregate amount of approximately $885 thousand upon entering into the contract. The forward contract provides for physical settlement, with CVR retaining the right to elect cash settlement. The forward contract does not give CVR direct or indirect voting, investment or dispositive control over the Shares to which the contract relates. The forward contract expires on March 18, 2022.

(4)

Mr. Kent currently beneficially owns 312.784 Shares and Mr. Kent currently beneficially owns 1,335.7790 Common Units in DLK. Mr. Kent does not own any Shares or Common Units of DLK of record. CVR and the Icahn Participants (i) do not have direct or indirect voting, investment or dispositive control over the Shares and Common Units that are beneficially owned by Mr. Kent and (ii) are not acting in concert with Mr. Kent with respect to the voting, investment or disposition of the Shares or Common Units held by Mr. Kent.

(5)	Represents beneficial ownership of less than 0.01%.

Two Year Summary Table

The table below indicates the date of each purchase and sale of Shares by CVR and the Icahn Participants within the past two years and the number of Shares in each such purchase and sale or exercise of forward contracts. Unless otherwise indicated, all transactions were effected on the open market. None of the CVR Nominees have purchased any Shares during the past two years.

Name	Date	Shares Purchased/Shares Underlying Forward Contracts/ (Shares Sold)	Price Per Share
CVR Energy, Inc.	02/05/2020	41,294	$27.96
CVR Energy, Inc.	02/06/2020	277,500	$27.97
CVR Energy, Inc.	02/07/2020	57,889	$27.68
CVR Energy, Inc.	02/18/2020	57,444	$27.95
CVR Energy, Inc.	03/04/2020	774,114	$18.77
CVR Energy, Inc.	03/05/2020	1,000,000	$18.91
CVR Energy, Inc.	03/06/2020	1,391,759	$17.84
CVR Energy, Inc.	03/12/2020	946,735	$8.35
CVR Energy, Inc.	03/13/2020	1,728,412	$9.50
CVR Energy, Inc.	03/16/2020	1,000,000	$9.90
CVR Energy, Inc.	03/17/2020	2,155,333	$10.32
CVR Energy, Inc.	03/18/2020	839,400	$10.42
CVR Energy, Inc.	03/19/2020	270,000	$11.93
CVR Energy, Inc.	03/19/2020	372,000 (1)	$2.38 (2)

(1)	Represents Shares to be acquired pursuant to a forward contract which expires on March 18, 2022.

(2)

Represents a forward price of $9.00 per Share, plus the amount per Share that CVR paid the counterparty to the forward contract upon entering into the contract. The forward price is subject to adjustment to account for any dividends or other distributions declared by Delek. In addition, CVR paid a financing charge to the counterparty to the forward contract. The forward contract provides for physical settlement, with CVR retaining the right to elect cash settlement. The forward contract does not give CVR direct or indirect voting, investment or dispositive control over the Shares to which the contract relates. The forward contract expires on March 18, 2022.

IMPORTANT

Please review this Proxy Statement and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many or how few Shares you own.

1.	If your Shares are registered in your own name, please sign, date and mail the enclosed GOLD proxy card to Harkins Kovler in the postage-paid envelope provided today.

2.

If you have previously signed and returned a proxy card to the Company, you have every right to change your vote. Only your latest dated proxy card will count. You may revoke any proxy card already sent to the Company by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided or by voting by telephone or Internet. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later-dated proxy for the Annual Meeting to Harkins Kovler or by voting virtually at the Annual Meeting. Virtual attendance at the Annual Meeting will not in and of itself constitute a revocation.

3.

If your Shares are held in the name of a bank, brokerage firm, dealer, trust company or other custodian, only such firm, custodian or other institution can vote your Shares and only after receiving your specific instructions by mail, telephone or Internet. Accordingly, please sign, date and mail the enclosed GOLD voting form in the postage-paid envelope provided, and to ensure that your Shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD proxy card to be issued representing your Shares.

4.	After signing the enclosed GOLD proxy card, do not sign or return the Company’s proxy card unless you intend to change your vote, because only your latest dated proxy card will be counted.

WE URGE YOU NOT TO RETURN ANY PROXY CARD PROVIDED BY DELEK. YOU DO NOT NEED TO (AND SHOULD NOT) VOTE “WITHHOLD” ON DELEK’S PROXY CARD TO VOTE FOR OUR DIRECTOR CANDIDATES. IF YOU WISH TO VOTE FOR THE CVR NOMINEES, YOU SHOULD NOT VOTE FOR ANY OF DELEK’S DIRECTOR NOMINEES OR ANY OTHER MATTER ON DELEK’S PROXY CARD. IF YOU VOTE AND RETURN BOTH OUR GOLD PROXY CARD AND DELEK’S PROXY CARD, ONLY THE LAST-DATED PROXY CARD WILL BE COUNTED.

If you have any questions concerning this Proxy Statement, would like to request additional copies of this Proxy Statement, or need help voting your Shares, please contact our proxy solicitor:

Harkins Kovler, LLC 3 Columbus Circle, 15th Floor New York, NY 10019 Banks and Brokerage Firms Please Call Collect: (212) 468-5380 All Others Call Toll Free: (800) 326-5997 Email: DK@harkinskovler.com

PRELIMINARY COPY – SUBJECT TO COMPLETION

[FORM OF GOLD PROXY CARD]

DELEK US HOLDINGS, INC.

2021 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY (THIS “PROXY”) IS SOLICITED ON BEHALF OF CVR ENERGY, INC. (“CVR”), IEP ENERGY HOLDING LLC, AMERICAN ENTERTAINMENT PROPERTIES CORP., ICAHN ENTERPRISES HOLDINGS L.P., ICAHN ENTERPRISES G.P. INC., BECKTON CORP., CARL C. ICAHN, RANDALL D. BALHORN, GEORGE J. DAMIRIS AND ROBERT EDWARD KENT, JR. (COLLECTIVELY, THE “PARTICIPANTS”)

THIS PROXY SOLICITATION IS NOT BEING MADE BY OR ON BEHALF OF DELEK US HOLDINGS, INC.

The undersigned appoint(s) Peter C. Harkins and Jordan Kovler and each of them, as proxies (each and any substitute, a “Proxyholder”) with full power of substitution and with discretionary authority to vote all shares of common stock, par value $0.01 per share (the “Shares”), of Delek US Holdings, Inc. (the “Company”), which the undersigned would be entitled to vote if virtually present at the 2021 Annual Meeting of Stockholders of the Company scheduled to be held on                , 2021, at                , at                including any adjournments, continuations or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”) on all matters coming before the Annual Meeting.

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the Shares of the Company held by the undersigned, and hereby ratifies and confirms all actions the herein named Proxyholders, their substitutes, or any of them may lawfully take by virtue hereof. Other than the five proposals set forth on the reverse side of this card, the Participants are not aware of any other matters to be considered at the Annual Meeting. However, should other matters, unknown a reasonable time before the Annual Meeting, be brought before the Annual Meeting, each Proxyholder will vote on such matters in their discretion. If properly executed, this Proxy will be voted as directed on the reverse side and each Proxyholder will vote in his or her discretion with respect to any other matters, unknown a reasonable time before the Annual Meeting, as may properly come before the Annual Meeting.

IF THIS PROXY IS SIGNED AND RETURNED, IT WILL BE VOTED IN ACCORDANCE WITH YOUR SPECIFICATIONS. IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED (1) “FOR” ALL NOMINEES SET FORTH IN PROPOSAL 1, PLUS THE PERSONS WHO HAVE BEEN NOMINATED BY DELEK TO SERVE AS DIRECTORS, OTHER THAN WILLIAM J. FINNERTY, DAVID WIESSMAN AND SHLOMO ZOHAR; (2) “AGAINST” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF DELEK’S NAMED EXECUTIVE OFFICERS; (3) “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2021 FISCAL YEAR; (4) “ABSTAIN” WITH RESPECT TO THE APPROVAL OF THE AMENDMENT TO DELEK’S 2016 LONG-TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES FOR ISSUANCE THEREUNDER; (5) “FOR” THE APPROVAL OF DELEK’S EMPLOYEE STOCK PURCHASE PLAN; AND (6) IN THE PROXY HOLDERS’ DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD TODAY!

PROPOSAL 1: To elect eight directors of Delek to serve until the 2022 Annual Meeting of Stockholders or until their respective successors are appointed, elected and qualified.

1

CVR’s proposal to elect Randall D. Balhorn, George J. Damiris, and Robert Edward Kent, Jr., as directors of the Company, plus the persons who have been nominated by Delek to serve as directors, other than William J. Finnerty, David Wiessman and Shlomo Zohar. CVR is NOT seeking authority to vote for and WILL NOT exercise any authority to vote for William J. Finnerty, David Wiessman and Shlomo Zohar. You should refer to the proxy statement and form of proxy distributed by Delek for the names, background, qualifications and other information concerning the Delek nominees.

If you do not wish your Shares voted “FOR” a particular nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the nominees you do not support on the line below. You may also withhold authority to vote for the persons who have been nominated by Delek to serve as directors, other than William J. Finnerty, David Wiessman and Shlomo Zohar, by writing the names of such nominees for whom you wish to withhold authority below. Your Shares will be voted for the remaining nominee(s). None of the Delek nominees for whom we seek authority to vote have agreed to serve if elected with the CVR Nominees, Randall D. Balhorn, George J. Damiris, and Robert Edward Kent, Jr. There is no assurance that any of Delek’s nominees will serve as directors if the CVR Nominees are elected.

WE RECOMMEND A VOTE “FOR” THE ELECTION OF ALL NOMINEES LISTED IN PROPOSAL 1 BELOW, PLUS THE PERSONS WHO HAVE BEEN NOMINATED BY DELEK TO SERVE AS DIRECTORS, OTHER THAN WILLIAM J. FINNERTY, DAVID WIESSMAN AND SHLOMO ZOHAR.

INSTRUCTIONS: FILL IN VOTING BOXES “⬛” IN BLACK OR BLUE INK)

FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
(A) Randall D. Balhorn
(B) George J. Damiris
(C) Robert Edward Kent, Jr.

☐	☐	☐

CVR does not expect that any of the nominees will be unable to stand for election, but, in the event any nominee is unable to serve or for good cause will not serve, the Shares represented by this Proxy will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s organizational documents and applicable law. In addition, CVR has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its organizational documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Company’s organizational documents and applicable law. In any such case, Shares represented by this Proxy will be voted for such substitute nominee(s).

PROPOSAL 2: To adopt the advisory resolution approving the Company’s executive compensation program for the Company’s named executive officers as described in the Company’s proxy statement.

WE RECOMMEND A VOTE “AGAINST” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2

PROPOSAL 3: To ratify the appointment of Ernst & Young LLP as Delek’s independent registered public accounting firm for the 2021 fiscal year.

WE RECOMMEND A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2021 FISCAL YEAR.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 4: To approve an amendment to Delek’s 2016 Long-Term Incentive Plan to increase the number of shares available for issuance thereunder.

WE RECOMMEND A VOTE OF “ABSTAIN” WITH RESPECT TO THE APPROVAL OF THE AMENDMENT TO DELEK’S 2016 LONG-TERM INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES FOR ISSUANCE THEREUNDER.

FOR	AGAINST	ABSTAIN
☐	☐	☐

PROPOSAL 5: To approve Delek’s Employee Stock Purchase Plan. WE RECOMMEND A VOTE “FOR” THE APPROVAL OF DELEK’S EMPLOYEE STOCK PURCHASE PLAN.

FOR	AGAINST	ABSTAIN
☐	☐	☐

IN ORDER FOR YOUR PROXY TO BE VALID, IT MUST BE SIGNED. PLEASE ALSO DATE THE PROXY WHERE INDICATED BELOW.

Signature (Capacity/Title)	Date

Signature (Joint Owner) (Capacity/Title)	Date

NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. ALL HOLDERS MUST SIGN. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE.

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